Scudder
Large Company
Growth Fund



Semiannual Report
April 30, 1999


-------------
No-Load Funds
-------------


A fund seeking long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

A no-load fund with no commissions to buy, sell, or exchange shares.



SCUDDER

                        Scudder Large Company Growth Fund

Date of Inception: 5/15/91   Total Net Assets as of     Ticker Symbol:  SCQGX
                              4/30/99: $830 million

o The Fund was well positioned to benefit from the powerful rally in domestic, large-cap growth stocks.

o Management's selection of stellar performers in the retail, media, and telecommunications sectors helped the Fund to outpace its benchmark over the six-month period ended April 30, 1999.

o While the lofty valuations of large companies bear watching at this juncture, management believes that a continued focus on the fundamentals underlying these valuations will lead to strong relative performance over the long term.

                                Table of Contents


 3  Letter from the Fund's President       17  Financial Highlights
 4  Performance Update                     18  Notes to Financial Statements
 5  Portfolio Summary                      21  Shareholder Meeting Results
 6  Portfolio Management Discussion        24  Officers and Trustees
 9  Glossary of Investment Terms           25  Investment Products and Services
10  Investment Portfolio                   26  Scudder Solutions
14  Financial Statements


                      2 - Scudder Large Company Growth Fund

                        Letter from the Fund's President


Dear Shareholders,

     At the time of our previous report to you on Scudder Large Company Growth Fund, the U.S. markets had just begun to rebound from the global crises of last summer. Since then, low interest rates and continued strength in the U.S. economy have led the domestic stock market into record territory. Leading the rally have been large Company Growth Fund stocks, which have been the primary beneficiaries of the favorable environment. Just as it was well-positioned to ride out the crisis last fall, the Fund has been equally well-positioned to take advantage of the market's rebound.

     The management team of Scudder Large Company Growth Fund continues to invest in stocks whose fundamentals support consistent future earnings growth. Specifically, they focus on companies that they believe are the strongest within each sector of the U.S. stock market. This strategy allowed the Fund to outpace its benchmark in a period when investors were seeking companies with the most reliable growth characteristics. The Fund's long-term performance record has earned it a four-star overall Morningstar Rating(TM) and a four-star rating for the three- and five-year periods ended April 30.^1 In addition, the Fund was ranked in the top 27% of domestic growth funds by Lipper Analytical Services for the trailing one-year period ended on the same date, and in the 24th and 22nd percentiles for the three- and five-year periods, respectively.^2 For more information on recent market conditions and the management team's investment strategy, please see the Portfolio Management Discussion beginning on page 6.

     Thank you for your continued investment in Scudder Large Company Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Large Company Growth Fund

1 Source: Morningstar proprietary rankings reflect historical risk-adjusted performance as of April 30, 1999. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Scudder Large Company Growth Fund received a 4-star rating for the three- and five-year periods, respectively. The top 10% of funds in a broad asset class receive 5 stars, and the next 22.5% receive 4 stars. Scudder Large Company Growth Fund was rated among 2976 and 1816 funds in its broad asset class for the three- and five-year periods, respectively.

2 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Scudder Large Company Growth Fund's Lipper ranking was 275 out of 1035 domestic growth funds for the one-year period ended April 30, 1999, 149 out of 629 funds for the three-year period, and 85 out of 391 for the five-year period.



                      3 - Scudder Large Company Growth Fund

                    Performance Update as of April 30, 1999

--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------
                          Total Return

   --------------------------------------------------
   Period              Growth of              Average
   Ended 4/30/1999    $ 10,000    Cumulative   Annual
   --------------------------------------------------
      Scudder Large Company Growth Fund
   --------------------------------------------------
   1 Year             $ 12,243      22.43%    22.43%
   5 Year             $ 29,830     198.30%    24.43%
   Life of            $ 39,215     292.15%    18.72%
   Fund*
   --------------------------------------------------
   Russell 1000 Growth Index
   --------------------------------------------------
   1 Year             $ 12,653      26.53%    26.53%
   5 Year             $ 34,792     247.92%    28.30%
   Life of            $ 41,569     315.69%    19.71%
   Fund*
   --------------------------------------------------
   * The Fund commenced operation on May 15, 1991.
     Index comparisons begin May 31, 1991.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

           Scudder Large Company       Russell 1000
               Growth Fund              Growth Index

     5/91*          10000                 10000
     '92            11251                 11022
     '93            12094                 11508
     '94            12590                 11948
     '95            14092                 14292
     '96            18362                 18496
     '97            21609                 23123
     '98            30676                 32854
     '99            37557                 41569

Yearly periods ended April 30

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

Yearly periods ended April 30


                                 1992*     1993    1994     1995     1996     1997    1998     1999
-----------------------------------------------------------------------------------------------------------------
Net Asset Value                 $14.05   $15.08   $15.40  $15.88   $19.89   $21.53   $28.85  $33.52
-----------------------------------------------------------------------------------------------------------------
Income Dividends                $  .03   $  .03   $  .07  $  .15   $  .14   $   --   $   --  $   --
-----------------------------------------------------------------------------------------------------------------
Capital Gains Distributions     $  .02   $   --   $  .24  $ 1.09   $  .60   $ 1.77   $ 1.46  $ 1.71
-----------------------------------------------------------------------------------------------------------------
Fund Total Return (%)            17.48     7.50     4.10   11.93    30.30    17.68    41.96   22.43
-----------------------------------------------------------------------------------------------------------------
Index Total Return (%)           10.22     4.40     3.82   19.62    32.56    22.05    42.08   26.53
-----------------------------------------------------------------------------------------------------------------

On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund would have been lower.


                      4 - Scudder Large Company Growth Fund

                     Portfolio Summary as of April 30, 1999
-----------------------------------------
Asset Allocation
-----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Equity Holdings                96%
   Cash Equivalents                4%
   --------------------------------------
                                 100%
   --------------------------------------

The Fund seeks to remain fully invested in equities at all times.
-----------------------------------------
Sectors
(Excludes 4% Cash Equivalents)
-----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Technology                     18%
      Health                         17%
      Consumer Discretionary         14%
      Consumer Staples               11%
      Durables                       11%
      Media                           8%
      Manufacturing                   7%
      Financial                       6%
      Service Industries              5%
      Communications                  3%
   --------------------------------------
                                    100%
   --------------------------------------

Strong stock selection within the technology, retail, and communications sectors had a positive impact on Fund performance.

-----------------------------------------
 Ten Largest Equity Holdings
 (36% of Portfolio)
-----------------------------------------

    1. Microsoft Corp.
       Producer of computer operating
       systems software
    2. Intel Corp.
       Producer of semiconductor memory
       circuits
    3. Cisco Systems, Inc.
       Manufacturer of computer network
       products
    4. General Electric Corp.
       Producer of electrical equipment
    5. Pfizer, Inc.
       International pharmaceutical
       company
    6. Lucent Technologies, Inc.
       Designer of public and private
       computer networks
    6. America Online Inc.
       Provider of online computer
       services
    8. Home Depot, Inc.
       Building materials and home
       improvement products
    9. Merck & Co. Inc.
       Leading drug manufacturer
   10. Medtronic Inc.
       Manufacturer of cardiac pacemakers


Management utilizes a bottom-up approach to uncover what they believe are best companies within each sector of the market.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder Large Company Growth Fund

                         Portfolio Management Discussion

In the following interview, Valerie F. Malter and George P. Fraise, portfolio managers of Scudder Large Company Growth Fund, discuss the recent market environment and the Fund's current investment strategy.

Q: The market environment has been highly favorable for large-cap growth stocks in the past six months. What have been the underlying drivers of this trend?

A: The sector has enjoyed favorable conditions not only during the six-month reporting period, but over the last year and a half, as well. The combination of lower interest rates and steady growth in the U.S. has created an environment that supports higher valuations and prolongs the economic cycle. Since the state of the overseas economies was highly uncertain for much of the period, inflows into the stock market tended to go to the types of larger, high-growth companies that tend to maintain earnings growth even in difficult external conditions. As a result, the sector generally outperformed smaller companies and value stocks, which tend to have less reliable earnings. While this longstanding trend reversed in April, the investment backdrop proved to be extremely beneficial for the Fund over the full period.

Q: How did the rally in large growth stocks impact Fund performance?

A: The market environment certainly put the wind at our backs, but it was our individual stock selection that allowed the Fund to outperform its benchmark index. For the six months ended April 30, 1999, the Fund returned 25.43% versus 22.32% for the S&P 500 Index and 24.93% for the Russell 1000 Growth Index, the benchmark that we believe most appropriately depicts our style. Our holdings in the retail, communications, and technology sectors were the most significant contributors to outperformance.

Q: What are some specific companies in these sectors that performed well for the Fund?

A: Our retail holdings were again standout performers, as the continued strength in U.S. consumer spending fueled strong earnings growth at companies such as Costco, Dayton Hudson, Consolidated Stores, and Wal-Mart. The 50% rise in Consolidated Stores, a stock we opted to hold onto during a very disappointing 1998, illustrates the value of our long-term strategy. The turnaround that we had anticipated in their Odd Lot/Big Lot stores has in fact materialized, and same store sales growth has been dramatic. One disappointment in the retail sector was Rite-Aid, which preannounced a shortfall in first quarter profits due to faster-than- expected new store openings. Believing that the company's recent operating errors will have an ongoing impact on profitability, we removed Rite-Aid from the portfolio.

Our weighting in the media sector also continued to shine, as Omnicom (up 47%), Univision (up 96%), and Clear Channel Communications (up 51%), all provided outstanding performance. We continue to be believers in the fundamentals driving the media company stocks we hold, and expect the stocks to be very good performers for many quarters to come. In fact, the recent positive trends in radio advertising spending point to stronger performance at both Clear Channel and Infinity Broadcasting, the portfolio's other holdings in radio.

                      6 - Scudder Large Company Growth Fund

Technology and communications stocks also continued to benefit Fund performance, despite the April weakness in stocks with higher price-to-earnings ratios. Holdings that stood out were America Online, which appreciated a stunning 348% over the six months, Applied Materials (up 55%), EMC Corp. (up 69%), and Sun Microsystems (up 105%).

Q: Please describe the approach you use to select stocks for the Fund.

A: Our fundamental goal is to own the best companies in each sector of the U.S. stock market. We concentrate on the factors we believe are the most likely to indicate strong future performance, and avoid companies with deteriorating fundamentals. To accomplish this, we utilize a bottom-up approach to select individual stocks that we feel will deliver superior earnings growth over time. Each company must demonstrate a strong brand franchise, growing sales volume, rising market share, outstanding management, and consistent earnings growth. Valuation is also a consideration, but is a lower priority than these criteria. Believing that it is impossible to call bottoms and tops in the market, we do not try to time the market, make large sector bets, or evaluate global economic trends. To mitigate the uncertainty associated with these factors, we strive to keep the Fund's sector weightings in line with those of the large-cap universe, i.e., within 5% of the sector weightings in the Russell 1000 Growth Index. In so doing, we are free to focus on individual stock selection.

One of the most important aspects of this strategy is that it is designed to keep the portfolio from being "torpedoed" by earnings disappointments. In the last report, we mentioned that we had eliminated Gillette from the Fund due to its slowing growth rate. While its razor business has been doing well, our research showed us that its other divisions were producing inferior returns. Very simply, Gillette did not fit our criterion of being the most attractive company in its sector. As a result, we were not surprised when Gillette issued an earnings warning in early April, causing the stock to fall by roughly 15%. By focusing on the most well-positioned companies and seeking to avoid those that are the most vulnerable to potential disappointments, we have been able to reduce the risk of the portfolio over time.

Q: What holdings detracted from performance?

A: Stocks in the consumer staples, healthcare, and financial services sectors generally underperformed. Consumer and health stocks were hit hard early in the period by concerns over their exposure to economic weakness in the emerging markets, particularly Brazil. Announcements of sales volume shortfalls by Coca-Cola and Gillette late in the first quarter exacerbated these concerns, but we have confidence that our exposure to these markets via the multinational companies we hold will pay off in the long run. As a result, we are maintaining our holdings in stocks such as Colgate-Palmolive, Estee Lauder, and Procter & Gamble.

                      7 - Scudder Large Company Growth Fund

Q: With valuations reaching increasingly high levels, how do you plan to manage the portfolio in the months ahead?

A: We continue to adhere to the management style that has been in place for nearly four years, and are relentless in our commitment to owning the best large-cap growth stocks available. Recognizing that a number of stocks in the sector are selling at lofty valuations, we are closely monitoring the expected growth rates of our portfolio holdings. Since we do not sell our long-term investments on the basis of valuation alone, we consider selling only when the fundamentals underlying these valuations begin to deteriorate. In all market conditions, we will continue to focus on the area where we believe we can add the most value -- individual stock selection.


                      8 - Scudder Large Company Growth Fund

                          Glossary of Investment Terms

BOTTOM-UP INVESTING STYLE  An investment style that focuses on the use of research to assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that most significant determinant of performance is individual stock selection, rather than industry or country allocation.

CONSUMER STAPLES           Products purchased by consumers on a regular
                           basis, such as food, beverages, alcohol, and tobacco.
                           In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

GROWTH STOCK               Stock of a company that has displayed above average
                           earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                           Distinct from value stock.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earning power at the current stock price. A P/E
                           ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

WEIGHTING (OVER/UNDER)     Refers to the allocation of assets -- usually in
                           terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      9 - Scudder Large Company Growth Fund

              Investment Portfolio as of April 30, 1999 (Unaudited)

                                                                                              Principal    Market
                                                                                              Amount ($)  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.8%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin, and Jennrette dated 4/30/1999,
     4.87%, to be repurchased at $5,002,029 on 5/3/1999, collateralized by a
     $5,056,000 U.S. Treasury Bond, 3.875%, 4/15/2029 (Cost $5,000,000) .............  5,000,000    5,000,000


Repurchase Agreement with State Street Bank and Trust Company dated 4/30/1999,
     4.87%, to be repurchased at $26,105,590 on 5/3/1999, collateralized by a
     $25,010,000 U.S. Treasury Note, 6.5%, 5/31/2002 (Cost $26,095,000) ............. 26,095,000   26,095,000

-----------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $31,095,000) ......................................              31,095,000
-----------------------------------------------------------------------------------------------------------------------------

                                                                                         Shares
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 96.2%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 13.9%
Department & Chain Stores 11.2%
Consolidated Stores Corp.* ..........................................................    437,000   15,021,875
Costco Companies, Inc.* .............................................................    154,500   12,504,844
Dayton Hudson Corp. .................................................................    294,600   19,830,263
Home Depot, Inc. ....................................................................    442,100   26,498,369
Wal-Mart Stores Inc. ................................................................    414,600   19,071,600
                                                                                                   ----------
                                                                                                   92,926,951
                                                                                                   ----------
Recreational Products 1.3%
Electronic Arts Inc.* ...............................................................    172,900    8,785,481
Hasbro, Inc. ........................................................................     48,700    1,661,888
                                                                                                   ----------
                                                                                                   10,447,369
Restaurants 1.4%
McDonald's Corp. ....................................................................    285,100   12,081,113
                                                                                                   ----------
Consumer Staples 10.5%
Alcohol & Tobacco 1.5%
Philip Morris Companies, Inc. .......................................................    350,800   12,299,925
                                                                                                   ----------
Food & Beverage 3.3%
Coca-Cola Co., Inc. .................................................................    259,700   17,659,600
Kroger Co.* .........................................................................    185,200   10,058,675
                                                                                                   ----------
                                                                                                   27,718,275
                                                                                                   ----------
Package Goods/Cosmetics 5.7%
Colgate-Palmolive Co. ...............................................................    168,500   17,260,719
Estee Lauder Companies "A" ..........................................................    140,000   14,017,500
Procter & Gamble Co. ................................................................    172,600   16,192,038
                                                                                                   ----------
                                                                                                   47,470,257
                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Large Company Growth Fund

                                                                                                     Market
                                                                                        Shares      Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Health 16.4%
Health Industry Services 0.8%
IMS Health Inc. .....................................................................    216,900     6,507,000
                                                                                                    ----------
Medical Supply & Specialty 2.5%
Medtronic Inc. ......................................................................    284,544    20,469,384
                                                                                                    ----------
Pharmaceuticals 13.1%
Eli Lilly & Co. .....................................................................    178,498    13,141,915
Johnson & Johnson ...................................................................    105,400    10,276,500
Merck & Co., Inc. ...................................................................    295,800    20,779,950
Pfizer, Inc. ........................................................................    250,700    28,846,169
Schering-Plough Corp. ...............................................................    232,500    11,232,656
SmithKline Beecham PLC (ADR) ........................................................    175,400    11,521,588
Warner-Lambert Co. ..................................................................    193,200    13,125,525
                                                                                                   -----------
                                                                                                   108,924,303
                                                                                                   -----------
Communications 3.1%
Telephone/Communications
Frontier Corp. ......................................................................    163,400     9,017,638
MCI WorldCom, Inc.* .................................................................    201,100    16,527,906
                                                                                                    ----------
                                                                                                    25,545,544
                                                                                                    ----------
Financial 5.8%
Insurance 2.2%
American International Group, Inc. ..................................................    155,487    18,260,005
                                                                                                    ----------
Other Financial Companies 3.6%
Federal Home Loan Mortgage Corp. ....................................................    139,700     8,766,175
Federal National Mortgage Association ...............................................    169,200    12,002,625
Morgan Stanley, Dean Witter Discover Co. ............................................     88,400     8,768,175
                                                                                                    ----------
                                                                                                    29,536,975
                                                                                                    ----------
Media 7.8%
Advertising 3.1%
Omnicom Group, Inc. .................................................................    217,100    15,739,750
Outdoor Systems, Inc.* ..............................................................    408,287    10,283,729
                                                                                                    ----------
                                                                                                    26,023,479
                                                                                                    ----------
Broadcasting & Entertainment 4.7%
Clear Channel Communications, Inc.* .................................................    269,700    18,744,150
Infinity Broadcasting Corp.* ........................................................    282,100     7,810,644
Univision Communication Inc.* .......................................................    208,800    12,084,300
                                                                                                    ----------
                                                                                                    38,639,094
                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Large Company Growth Fund

                                                                                                      Market
                                                                                          Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Service Industries 4.6%
EDP Services 3.3%
America Online Inc.* ................................................................     193,100    27,565,025
                                                                                                     ----------
Investment 1.3%
Charles Schwab Corp. ................................................................      93,800    10,294,550
                                                                                                     ----------
Durables 10.1%
Telecommunications Equipment
Ascend Communications, Inc.* ........................................................     134,800    13,025,050
Cisco Systems, Inc.* ................................................................     299,625    34,175,977
Lucent Technologies Inc. ............................................................     471,600    28,354,950
Nokia Corp. (ADR) ...................................................................     112,100     8,316,419
                                                                                                     ----------
                                                                                                     83,872,396
                                                                                                     ----------
Manufacturing 7.2%
Diversified Manufacturing
General Electric Corp. ..............................................................     309,100    32,610,050
Textron, Inc. .......................................................................     150,300    13,846,388
Tyco International Ltd. .............................................................     163,100    13,251,875
                                                                                                     ----------
                                                                                                     59,708,313
                                                                                                     ----------
Technology 16.8%
Computer Software 5.7%
Microsoft Corp.* ....................................................................     581,800    47,307,613
                                                                                                     ----------
Diverse Electronic Products 1.1%
Applied Materials, Inc.* ............................................................     164,900     8,842,763
                                                                                                     ----------
EDP Peripherals 1.6%
EMC Corp.* ..........................................................................     122,400    13,333,950
                                                                                                     ----------
Electronic Data Processing 2.8%
Dell Computer Corp.* ................................................................     179,000     7,372,563
Sun Microsystems, Inc.* .............................................................     269,800    16,137,413
                                                                                                     ----------
                                                                                                     23,509,976
                                                                                                     ----------
Semiconductors 5.6%
Intel Corp. .........................................................................     566,600    34,668,830
Linear Technology Corp. .............................................................     213,600    12,148,500
                                                                                                     ----------
                                                                                                     46,817,330
-----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $536,504,965) .............................................               798,101,590
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $567,599,965) (a) .........................               829,196,590
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     12 - Scudder Large Company Growth Fund

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $568,400,032. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $260,796,558. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $264,451,732 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,655,174.



    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Large Company Growth Fund

                                                 Financial Statements


                                          Statement of Assets and Liabilities
                                           as of April 30, 1999 (Unaudited)

Assets
-----------------------------------------------------------------------------------------------------------------------------
                      .............................................................
                  Investments, at market (identified cost $567,599,965) ...........   $ 829,196,590
                  Cash ............................................................             996
                  Receivable for investments sold .................................       3,796,027
                  Receivable for Fund shares sold .................................       1,880,099
                  Dividends and interest receivable ...............................         216,234
                  Other assets ....................................................              77
                                                                                       ------------
                  Total assets ....................................................     835,090,023
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ...............................       3,390,118
                  Payable for Fund shares redeemed ................................         792,014
                  Accrued management fee ..........................................         467,218
                  Other payables and accrued expenses .............................           1,812
                                                                                       ------------
                  Total liabilities ...............................................       4,651,162
                  ---------------------------------------------------------------------------------
                  Net assets, at market value                                         $ 830,438,861
                  ---------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated net investment loss .................................        (888,304)
                  Unrealized appreciation (depreciation) on investments ...........     261,596,625
                  Accumulated net realized gain (loss) ............................      (4,204,850)
                  Paid-in capital .................................................     573,935,390
                  ---------------------------------------------------------------------------------
                  Net assets, at market value                                         $ 830,438,861
                  ---------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------

                  Net  Asset Value,  offering and  redemption  price per share
                         ($830,438,861   /24,774,581   outstanding   shares   of
                         beneficial interest,  $.01 par value,  unlimited number           --------
                         of shares authorized) .................................            $ 33.52
                                                                                           --------


    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Large Company Growth Fund

                             Statement of Operations

                   six months ended April 30, 1999 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $9,333) ............   $   2,072,904
                  Interest .......................................................         769,745
                                                                                     -------------
                                                                                         2,842,649
                  Expenses:
                  Management fee .................................................       2,389,015
                  Services to shareholders .......................................       1,095,369
                  Custodian and accounting fees ..................................          60,783
                  Trustees' fees and expenses ....................................          20,260
                  Reports to shareholders ........................................          51,082
                  Auditing .......................................................          17,027
                  Legal ..........................................................           7,627
                  Registration fees ..............................................          59,167
                  Other ..........................................................          30,623
                                                                                     -------------
                                                                                         3,730,953
                 ---------------------------------------------------------------------------------
                  Net investment income (loss)                                            (888,304)
                 ---------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------

                  Net realized gain (loss) from investments ......................      (2,965,479)
                  Net unrealized appreciation (depreciation) on investments during
                  the period .....................................................     138,734,974
                  ---------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                           135,769,495
                  ---------------------------------------------------------------------------------
                  ---------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations    $ 134,881,191
                  ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Large Company Growth Fund

                                          Statements of Changes in Net Assets

                                                                                     Six Months
                                                                                        Ended              Year
                                                                                      April 30,           Ended
                                                                                        1999            October 31,
Increase (Decrease) in Net Assets                                                    (Unaudited)           1998
---------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) .................................   $    (888,304)   $    (213,021)
                  Net realized gain (loss) on investments ......................      (2,965,479)      31,321,568
                  Net unrealized appreciation (depreciation) on investments
                     during the period .........................................     138,734,974       35,342,915
                                                                                   -------------    -------------
                  Net increase (decrease) in net assets resulting from
                     operations.................................................     134,881,191       66,451,462
                                                                                   -------------    -------------
                  Distributions to shareholders from:
                  Net realized gains from investment transactions ..............     (32,236,783)     (16,858,738)
                                                                                   -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ....................................     359,612,213      297,954,229
                  Net asset value of shares issued to shareholders in
                  reinvestment of  distributions................................      31,494,627       16,409,785
                  Cost of shares redeemed ......................................    (165,468,193)    (149,865,907)
                                                                                   -------------    -------------

                  Net increase (decrease) in net assets from Fund share
                     transactions...............................................     225,638,647      164,498,107
                                                                                   -------------    -------------

                  Increase (decrease) in net assets ............................     328,283,055      214,090,831
                  Net assets at beginning of period ............................     502,155,806      288,064,975
                  Net assets at end of period (including accumulated net
                  investment loss of $890,319 for the six months ended April 30,   -------------    -------------
                    1999) ......................................................   $ 830,438,861    $ 502,155,806
                                                                                   -------------    -------------
Other Information
---------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ....................      17,828,773       11,477,024
                                                                                    -------------    -------------
                  Shares sold ..................................................      10,938,109       11,101,198
                  Shares issued to shareholders in reinvestment of distributions         989,465          667,879
                  Shares redeemed ..............................................      (4,981,766)      (5,417,328)
                                                                                    -------------    -------------
                  Net increase (decrease) in Fund shares .......................       6,945,808        6,351,749
                                                                                    -------------    -------------
                  Shares outstanding at end of period ..........................      24,774,581       17,828,773
                                                                                    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Large Company Growth Fund

                                                 Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                            Six Months
                                                         Ended April 30,
                                                             1999 (a)               Years Ended October 31,
                                                           (Unaudited)  1998(a)  1997(a)   1996(a)   1995     1994
------------------------------------------------------------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------------
Net asset value, beginning of period ..................... $ 28.17   $ 25.10    $ 21.19   $ 18.44   $ 16.17   $ 16.42
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) .............................    (.04)     (.02)      (.01)      .08       .11       .16
Net realized and unrealized gain (loss)on investments ....    7.10      4.55       5.69      3.41      3.40      (.09)
                                                   ---------------------------------------------------------------------------------
Total from investment operations .........................    7.06      4.53       5.68      3.49      3.51       .07
                                                   ---------------------------------------------------------------------------------
Less distributions from:
Net investment income ....................................     --        --         --       (.14)     (.15)     (.08)
Net realized gains on investment transactions.............   (1.71)    (1.46)     (1.77)     (.60)    (1.09)     (.24)
                                                   ---------------------------------------------------------------------------------
Total distributions ......................................   (1.71)    (1.46)     (1.77)     (.74)    (1.24)     (.32)
                                                   ---------------------------------------------------------------------------------

                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ...........................  $ 33.52   $ 28.17    $ 25.10  $ 21.19   $ 18.44   $ 16.17
-------------------------------------------------- ---------------------------------------------------------------------------------
Total Return (%) .........................................    25.43**   18.86      28.84    19.49     23.78       .39
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................      830       502        288      221       173       113
Ratio of operating expenses net, to average daily
   net assets (%).........................................     1.09*     1.19       1.21     1.07      1.17      1.25
Ratio of net investment income (loss) to average daily
  net assets (%)..........................................     (.26)*    (.06)      (.05)     .41       .71       .96

Portfolio turnover rate (%) ..............................     52.4*     54.1       67.9     68.8      91.6     119.7

(a) Based on monthly average shares outstanding during the period
*   Annualized
**  Not annualized

                     17 - Scudder Large Company Growth Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Large Company Growth Fund (formerly Quality Growth Fund) (the "Fund") is a diversified series of the Investment Trust (the "Trust") (formerly Scudder Investment Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the

                     18 - Scudder Large Company Growth Fund

Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $349,053,167 and $169,977,382, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended April 30, 1999, the fee pursuant to these agreements amounted to $2,389,015, of which $467,218 was unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $522,594, of which $116,893 was unpaid at April 30, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At April 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $166,926.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $367,366, of which $80,771 was unpaid at April 30, 1999.

                     19 - Scudder Large Company Growth Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $48,809, of which $18,126 was unpaid at April 30, 1999.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Trustees fees and expenses aggregated $20,260.


                                D. Line of Credit
The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.



                     20 - Scudder Large Company Growth Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Large Company Growth Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

                  For         Against        Abstain        Broker Non-Votes*
                  ---         -------        -------        -----------------
               9,104,861      189,478        287,844                0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------
                  For         Against        Abstain        Broker Non-Votes*
                  ---         -------        -------        -----------------
               8,195,998      297,531        403,373             685,281



--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                     21 - Scudder Large Company Growth Fund

                                   This Page
                                 intentionally
                                  left blank.

                     22 - Scudder Large Company Growth Fund

                                   This Page
                                 intentionally
                                  left blank.

                     23 - Scudder Large Company Growth Fund

 Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Bruce F. Beaty*
Vice President

Jennifer P. Carter*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                       *Scudder Kemper Investments, Inc.

                     24 - Scudder Large Company Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                     25 - Scudder Large Company Growth Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                     26 - Scudder Large Company Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York




                     27 - Scudder Large Company Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER